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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the report of General Magic, Inc. (the "Company") on Form 10-Q for the fiscal quarter ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
H. Russian, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  August 14, 2002                By:  /s/ David H. Russian
                                          --------------------------------------
                                          David H. Russian
                                          Chief Financial Officer